Exhibit 10.1

LOAN CONVERSION AGREEMENT

THIS LOAN CONVERSION AGREEMENT (this “Agreement”) is executed on _____________ (the “Effective Date”), by and between ____________ (“Lender”) and ActiveCare, Inc., a Delaware corporation (“Company”).

RECITALS

A. Company executed and delivered to Lender, as lender and holder, that certain Agreements, dated as of _________________, in the original principal amount of __________________, as amended the same may have been subsequently amended or supplemented (hereinafter referred to as the “Loan Agreement”).

B. The Loan Agreement, as amended, provided, among other things, for a maturity date of _________________.

C. The parties to this Agreement and the Loan Agreement have agreed to and desire to effect the conversion of the outstanding unpaid principal amount of the Note and accrued interest up to an aggregate amount of principal and interest of __________________________ into shares of the common stock of the Company, par value $0.00001 per share (the “Common Stock”) in full and complete satisfaction of all obligations of the Company under the Loan Agreement and to terminate the Loan Agreement (the “Conversion”) as more particularly set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth, and intending to be legally bound, the parties hereto agree (as of the Effective Date) as follows:

1. Conversion of Loan Amounts.  The parties hereby agree that the unpaid principal of ______________________________ and accrued interest in the amount of _________________________ owing under the Loan Agreement is hereby converted into ______________________ shares of Common Stock (the “Shares”) at a conversion price of ____ per Share.

2. Additional Consideration.  As additional Consideration for this conversion, the Company agrees to grant to Lender _______ Warrants exercisable at ______ per share for five year term (the “Warrants”) which is herein agreed to be issued to __________________.

3. Delivery of the Shares.  Within ten (10) business days from the date of this Agreement, the Company shall cause the Shares to be issued to Lender.

4. Representations of Company.  The Company hereby represents and warrants to Lender as follows:

(a) Authorization.  It has the legal capacity to enter into this Agreement and perform all of its obligations hereunder.  This Agreement constitutes the valid and legally binding obligation of Company, enforceable against it in accordance with its terms except as limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b) Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing on the part of Company with any federal, state or local governmental authority or any other person or entity is required in connection with the valid execution and delivery of this Agreement, or the consummation of the transactions contemplated by hereby, except those which have been obtained.

(c) Valid Issuance of Shares.  The Shares being issued in the Conversion, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid, and nonassessable, and free of any and all encumbrances, preemptive rights or restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.

(d) Offering.  Subject in part to the truth and accuracy of Lender’s representations set forth in Section 4 below, the offer, sale and issuance of the Shares to Lender as contemplated by this Agreement, are exempt from the registration requirements of any applicable state and federal securities laws, and neither Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.  The Shares issued in the Conversion are being issued in compliance with all applicable federal and state securities laws.

(e) Non-Contravention.  Company’s compliance with its obligations hereunder will not violate, conflict with or constitute a breach of any agreement, arrangement, commitment or understanding to which Company is a party or by which it is bound.

5. Representations of Lender.  Lender hereby represents and warrants to Company as follows:

(a) Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing on the part of Lender with any federal, state or local governmental authority or any other person or entity is required in connection with the consummation of the transactions contemplated by this Agreement.

(b) Non-Contravention.  Lender’s compliance with its obligations hereunder will not violate, conflict with or constitute a breach of any agreement, arrangement, commitment or understanding to which Lender is a party or by which it is bound.

(c) Purchase Entirely for Own Account.  The Shares issued to Lender in the Conversion are being acquired for investment for Lender’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Lender has no present intention of selling, granting any participation in, or otherwise distributing the same.  Lender further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

(d) Exemption. Lender understands that the Shares are not registered under the Securities Act of 1933, as amended (the “Securities Act”), on the basis that the sale provided for in this Agreement and the issuance of the Shares hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) and that Company’s reliance on such exemption is predicated on Lender’s representations set forth herein.

(e) Accredited Investor.  Lender is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect.

(f) Restricted Securities.  Lender understands that subject to applicable holding periods computed in accordance with Rule 144(d) under the Securities Act and compliance with other provisions of the Securities Act and the rules and regulations promulgated thereunder, the Shares are deemed to be “restricted securities” under the federal securities laws in the United States and that under such laws and applicable regulations the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely.  Lender further understands that Company is under no obligation to register the Shares, and Company has no present plans to do so.

(g) Diligence.  In determining whether to make an investment in the Shares and Company, Lender has relied solely on Lender’s own knowledge and understanding of Company and its business, management, operations, proposed products and services, financial affairs and prospects based upon Lender’s own due diligence investigations and the information furnished pursuant to this Agreement.  Lender understands that no individual or person has been authorized to give any information or to make any representations that were not furnished pursuant to this Agreement and Lender has not relied on any other representations or information.

(h) Legend.  Lender understands, acknowledges and agrees that any and all certificates evidencing Shares and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend or one substantially similar thereto, which Lender has read and understands:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR ACTIVECARE, IS AVAILABLE.”

(i) State Legends.  In addition, the certificates evidencing Shares, and any and all securities issued in replacement thereof or in exchange therefor, shall bear such legend as may be required by the securities laws, rules and regulations of the jurisdiction in which Lender resides. Lender acknowledges and represents that Lender is not subscribing for Shares as a result of or pursuant to any form of general solicitation or advertising, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or public meeting.

6. Miscellaneous.

(a) Headings.  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

(b) Applicable Law.  This Agreement is to be construed in accordance with and governed by the internal laws of the State of Utah without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Utah to the rights and duties of the parties.

(c) Disputes.  All disputes and controversies arising out of or in connection with this Agreement or the transactions contemplated hereby shall be resolved exclusively by the state and federal courts located in Salt Lake County in the State of Utah, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

(d) Waiver of Right to Jury Trial. EACH PARTY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN.

(e) Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(f) Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may be executed and delivered by facsimile, or by email in portable document format (.pdf) and delivery of the executed signature page by such method will be deemed to have the same effect as if the original signature had been delivered to other the parties.

[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Loan Conversion Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above and effective as of the Effective Date.

ACTIVECARE, INC.
a Delaware corporation

By: ________________________
Name: David Derrick
Title: CEO

LENDER:
By: ________________________
Name: ____________
Title: _____________